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                                                                    EXHIBIT 4.12

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                               RGA CAPITAL TRUST I

                              REMARKETING AGREEMENT

                                                               December 18, 2001


Lehman Brothers Inc.
101 Hudson Street



Jersey City, New Jersey  07302

Ladies and Gentlemen:

     Reinsurance Group of America, Incorporated, a Missouri corporation (the "COMPANY"), and RGA Capital Trust I, a Delaware statutory business trust (the "TRUST"), issued and to sold to Lehman Brothers Inc. and Banc of America Securities LLC (the "UNDERWRITERS") named in the Underwriting Agreement, dated December 12, 2001 (the "UNDERWRITING AGREEMENT"), 4,500,000 Trust Preferred Income Equity Redeemable Securities ("PIERS")(1) units (the "FIRM UNITS") pursuant to a Unit Agreement (the "UNIT AGREEMENT") among the Company, the Trust, The Bank of New York, as unit agent (in such capacity, the "UNIT AGENT"), The Bank of New York, as warrant agent (in such capacity, the "WARRANT AGENT"), and The Bank of New York, as property trustee (in such capacity, the "PROPERTY TRUSTEE"). In addition, the Company and the Trust granted to the Underwriters an option (the "OPTION") to purchase up to an additional 675,000 Units (the "OPTION UNITS" and, together with the Firm Units, the "UNITS").

     Each Unit consists of a preferred security, liquidation preference $50 per security, of the Trust (each, a "PREFERRED SECURITY") and a warrant (each, a "WARRANT") of the Company to purchase at any time prior to the close of business on December 15, 2050, shares (the "WARRANT SHARES") of common stock, par value $0.01 per share, of the Company ("COMMON STOCK"), subject to antidilution adjustments. Each Preferred Security represents an undivided beneficial ownership interest in the assets of the Trust, which assets will consist solely of the 5.75% Junior Subordinated Deferrable Interest Debentures due 2051 of the Company (the "DEBENTURES"). Certain payments on the Preferred Securities and Common Securities (the "TRUST SECURITIES") will be guaranteed (the "GUARANTEE") by the Company pursuant to the Guarantee Agreement (the "GUARANTEE AGREEMENT") dated as of the date hereof between the Company and The Bank of New York, as guarantee trustee (in such capacity, the "GUARANTEE TRUSTEE").

     The Trust was formed on February 9, 2001 pursuant to a of trust agreement dated as of February 8, 2001 (the "ORIGINAL TRUST AGREEMENT") executed by the Company, as depositor, and The Bank of New York (Delaware), as Delaware trustee (in such capacity, the "DELAWARE TRUSTEE"), and a certificate of trust dated as of February 8, 2001 (the "TRUST CERTIFICATE") filed

--------
(1) "Preferred Income Equity Redeemable Securities(SM)" and "PIERS(SM)" are service marks owned by Lehman Brothers Inc.

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                                                                               2


with the Secretary of State of the State of Delaware. The Trust will be governed by, and the Preferred Securities will be issued under, the Original Trust Agreement, as amended and restated by the Amended and Restated Trust Agreement (the "AMENDED AND RESTATED TRUST AGREEMENT" and, together with the Original Trust Agreement, the "TRUST AGREEMENT")) dated as of December 18, 2001, among the Company, the Property Trustee, the Delaware Trustee and A. Greig Woodring, Jack B. Lay and Todd C. Larson, as the initial administrative trustees (in such capacities, the "ADMINISTRATIVE TRUSTEES") which will amend and restate the Original Trust Agreement.

     The Trust will use the proceeds from the sale of the Trust Securities to purchase the Debentures to be issued pursuant to the Indenture (the "ORIGINAL INDENTURE"), as supplemented by a Supplemental Indenture (the "SUPPLEMENTAL INDENTURE" and, together with the Original Indenture, as so supplemented, the "INDENTURE"), in each case, dated as of the date hereof between the Company and The Bank of New York, as indenture trustee (in such capacity, the "INDENTURE TRUSTEE"). The Trust will, if and to the extent it receives the proceeds of a payment on the Debentures, distribute to the holders of the Preferred Securities all payments so received.

     The Company issued the Warrants pursuant to a Warrant Agreement dated as of the date hereof (the "WARRANT AGREEMENT") between the Company and the Warrant Agent.

     This Agreement, the Unit Agreement, the Trust Agreement, the Warrant Agreement, the Guarantee Agreement and the Indenture are referred to herein collectively as the "TRANSACTION AGREEMENTS" and this Agreement, the Unit Agreement, the Trust Agreement and the Warrant Agreement are referred to herein collectively as the "UNIT DOCUMENTS."

         The remarketing (the "REMARKETING") of the Preferred Securities is provided for in the Trust Agreement and this Agreement and, if the Debentures have been distributed to the holders of the Preferred Securities in exchange for such Preferred Securities, pursuant to the Trust Agreement and the Indenture. As used in this Agreement, the term "REMARKETING SECURITIES" means the Preferred Securities or the Debentures, as applicable, subject to the Remarketing as notified by the Property Trustee, the Unit Agent and the Indenture Trustee, as applicable, on the third Business Day prior to the Remarketing Settlement Date; and the term "REMARKETING PROCEDURES" means the procedures in connection with the Remarketing of the Remarketing Securities described in the Trust Agreement, the Indenture and this Agreement.

         Section 1. Appointment and Obligations of the Remarketing Agent. (a) The Company and the Trust (together, the "ISSUERS") hereby appoint Lehman Brothers Inc. as exclusive remarketing agent (the "REMARKETING AGENT"), and Lehman Brothers Inc. hereby accepts appointment as Remarketing Agent, for the purpose of (i) remarketing the Remarketing Securities on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with and pursuant to the Remarketing Procedures.

          (b) The Remarketing Agent agrees to:

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               (i) use its commercially reasonable efforts to remarket the
          Remarketing Securities deemed tendered to the Remarketing Agent in the Remarketing pursuant to the Remarketing Procedures;

               (ii) notify the Issuers promptly of the Reset Rate; and

               (iii) carry out such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures.

          (c) On the third Business Day immediately preceding the Remarketing Settlement Date (the "REMARKETING DATE"), the Remarketing Agent shall use its commercially reasonable efforts to remarket the Remarketing Securities, at a price equal to:

               (i) 100% of the aggregate Accreted Value thereof as of the end of the day on the day next preceding the Remarketing Settlement Date; or

               (ii) on the Maturity Remarketing Date, 100% of the stated liquidation amount of the Preferred Securities or the principal amount at maturity of the Debentures, as the case may be.

          (d) If, as a result of the efforts described in Section 1(b), the Remarketing Agent determines that it will be able to remarket all Remarketing Securities deemed tendered for purchase at the purchase price set forth in Section 1(c) prior to 4:00 p.m. (New York City time) on the Remarketing Date, the Remarketing Agent shall determine the Reset Rate, which shall be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) that the Remarketing Agent reasonably determines, in good faith after consultation with the Company, to be the lowest distribution rate or interest rate, as applicable, per annum that will enable it to remarket all Remarketing Securities deemed tendered for Remarketing. In the event of a Remarketing:

               (i) in connection with a Remarketing upon a Trading Remarketing Event or a Legal Cause Remarketing Event, the Accreted Value of the Debentures as of the end of the day on the day next preceding the Remarketing Settlement Date shall become due on the date which is 93 days following the Remarketing Settlement Date, and, as a result, the Accreted Value of the Preferred Securities as of the end of the day on the day next preceding the Remarketing Settlement Date shall be redeemed on the date which is 93 days following the Remarketing Settlement Date;

               (ii) in connection with a Remarketing upon a Trading Remarketing Event or a Legal Cause Remarketing Event, on the Remarketing Settlement Date, the rate of interest per annum on the Accreted Value of the Debentures shall become the Reset Rate on the Accreted Value of the Preferred Securities that is determined pursuant to the Remarketing of the Preferred Securities, and, as a result, the Distribution rate per annum on the Accreted Value of the Preferred Securities shall become the Reset Rate established in the Remarketing of the Preferred Securities;

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               (iii) as of the Remarketing Settlement Date, interest accrued and unpaid on the Debentures (including any accrued and unpaid interest deferred during an Extension Period (as defined in the Indenture) and any accrued and unpaid Compounded Interest (as defined in the Indenture) from and including the immediately preceding Interest Payment Date to, but excluding, the Remarketing Settlement Date shall be payable to the holders of the Debentures on the Special Record Date (as defined in the Indenture) and, as a result, Distributions accumulated and unpaid on the Preferred Securities from and including the immediately preceding Distribution Date to, but excluding, the Remarketing Settlement Date shall be payable to the Holders of the Preferred Securities on the Special Record Date (as defined in the Trust Agreement); and

               (iv) in connection with a Remarketing upon a Trading Remarketing Event or a Legal Cause Remarketing Event, the Company shall be obligated to redeem the Warrants on the Remarketing Settlement Date at a redemption price per Warrant equal to the Warrant Redemption Amount as of the end of the day on the day next preceding the Remarketing Date.

          (e) If none of the holders of Remarketing Securities elects to have Remarketing Securities remarketed in the Remarketing, the Remarketing Agent shall reasonably determine, in good faith after consultation with the Company, the distribution rate or interest rate, as applicable, that would have been established had a Remarketing been held on the Remarketing Date, and such rate shall be the Reset Rate, and the related modifications to the other terms of the Preferred Securities and to the terms of the Debentures and the Warrants shall be effective as of the Remarketing Date.

          (f) If, by 4:00 p.m. (New York City time) on the Remarketing Date, the Remarketing Agent is unable to remarket all Remarketing Securities deemed tendered for purchase, a failed Remarketing (a "FAILED REMARKETING") shall be deemed to have occurred, and the Remarketing Agent shall so advise by telephone (promptly confirmed in writing) The Depository Trust Company ("DTC"), the Property Trustee, the Debenture Trustee, the Administrative Trustees and the Company. In the event of a Failed Remarketing:

               (i) the Accreted Value of all outstanding Debentures as of the end of the day on the day next preceding the Remarketing Settlement Date shall become due on the date which is 93 days following the Failed Remarketing Settlement Date, and (if applicable), as a result, the Accreted Value of the Preferred Securities as of the end of the day on the day next preceding the Remarketing Settlement Date shall be redeemed on the date which is 93 days following the Remarketing Settlement Date with respect to such Failed Remarketing;

               (ii) the rate of interest per annum on the Accreted Value of the Debentures shall become the Reset Rate, and (if applicable), as a result, the rate of Distribution per annum on the Accreted Value of the Preferred Securities shall become the Reset Rate;

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                                                                               5


               (iii) pursuant to the Indenture, the Company no longer shall have the option to defer payments of interest on the Debentures; and

               (iv) each holder which is a holder of record as of a Special Record Date, will receive accrued and unpaid distributions to, but excluding, the Remarketing Settlement Date.

          (g) By approximately 4:30 p.m. (New York City time) on the Remarketing Date, provided that there has not been a Failed Remarketing, the Remarketing Agent shall advise, by telephone (promptly confirmed in writing):

          (i) DTC, the Property Trustee, the Debenture Trustee and the Issuers of the Reset Rate determined in the Remarketing and the number of Remarketing Securities (or, if applicable, aggregate principal amount of Remarketing Securities) sold in the Remarketing,

          (ii) each purchaser (or their DTC participant) of the Reset Rate and the number of Remarketing Securities (or, if applicable, aggregate principal amount of Remarketing Securities) such purchaser is to purchase; and

          (iii) each purchaser to give instructions to its DTC participant to pay the purchase price on the Remarketing Settlement Date in same day funds against delivery of the Remarketing Securities purchased through the facilities of DTC.

         Section 2. Representations, Warranties and Agreements of the Issuers. The Company and the Trust (as to itself and the Preferred Securities) represent, warrant and agree (i) on and as of the date hereof (except to the extent representations relate specifically to the date or date(s) referred to in clauses (ii) and (iii) of this paragraph, (ii) on and as of the date of the Prospectus (as defined in Section 2(a) below) is first distributed in connection with the Remarketing (the "COMMENCEMENT DATE") and (iii) on and as of the Remarketing Settlement Date, that:

          (a) Registration statements on Form S-3 (File No.'s 333-74104, 333-74104-01 and 333-74104-02), which also constitute Post-Effective Amendment No. 2 to Registration Statement (File No.'s 333-55304, 333-55304-01 and 333-55304-02) setting forth information with respect to the Company, the Trust and the Securities (as defined in the Unit Agreement) (i) have been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (including any successor agency, the "COMMISSION") thereunder (collectively, the "SECURITIES ACT"), (ii) have been filed with the Commission under the Securities Act and (iii) have become effective under the Securities Act. A registration statement, if required to be filed in connection with the Remarketing, will also be prepared by the Issuers in conformity with the requirements of the Securities Act and filed with the Commission under the Securities Act. Copies of such Registration Statements and all exhibits thereto have been delivered or will be delivered by the Company to you. As used in this Agreement, "EFFECTIVE TIME" means the date and the time as of which each such Registration Statements (each, a "REGISTRATION STATEMENT"), or the most recent post-effective amendment thereto, if any, was,


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                                                                               6


     declared effective by the Commission, provided that, the term "Registration Statement" includes such Registration Statement, as amended as of the Effective Time, any registration statement, if required to be filed in connection with the remarketing the Issuers may prepare, in each case, including the documents incorporated, or deemed incorporated, by reference therein (the "INCORPORATED DOCUMENTS") and any subsequently filed registration statement of the Issuers relating to the Remarketing and all information contained in the final prospectus relating to the Remarketing Securities filed with the Commission pursuant to Rule 424(b) of the Securities Act and deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A of the Securities Act; "EFFECTIVE DATE" means the date of the Effective Time; "PRELIMINARY PROSPECTUS" means each prospectus included in any such Registration Statement, or amendments thereof, before it became effective under the Securities Act and any prospectus and prospectus supplement filed with the Commission by the Company with the consent of the Remarketing Agent pursuant to Rule 424(a) of the Securities Act; and "PROSPECTUS" means the most recent prospectus and prospectus supplement relating to the Securities or Remarketing Securities in the form first used to confirm sales Securities of Remarketing Securities, as the case may be. Reference made herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or any Registration Statement.

          (b) The conditions for use of Form S-3 (or any successor form), if applicable, as set forth in the General Instructions thereto, have been satisfied or waived.

          (c) The Registration Statement conforms or will conform, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform or will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "TRUST INDENTURE ACT"); the Registration Statement and any amendment thereto does not and will not, as of the applicable Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any Remarketing Material does not and will not, as of the date hereof, the Commencement Date and the Remarketing Settlement Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that, the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement, the


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                                                                               7


     Prospectus or any Remarketing Material in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent specifically for inclusion therein as provided in Section 8(e). The Incorporated Documents, when they were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable; and none of the Incorporated Documents, when such documents were filed with the Commission, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (d) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

          (e) There are no contracts, agreements or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement or the Incorporated Documents by the Securities Act or the Exchange Act, as the case may be, which have not been described in the Prospectus or filed as exhibits to the Registration Statement or the Incorporated Documents.

          (f) Except as set forth in or contemplated by the Prospectus, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (a "MATERIAL LOSS"); since such date, there has not been any material adverse change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries (a "MATERIAL ADVERSE CHANGE"); and subsequent to the respective dates as of which information is given in the Prospectus and up to the Remarketing Settlement Date, except as set forth in the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations outside the ordinary course of business, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, nor entered into any material transaction not in the ordinary course of business and (ii) there have not been dividends or distributions of any kind declared, paid or made by Company on any class of its capital stock, except for regularly scheduled dividends.

          (g) Each of the Company and each of its "significant subsidiaries" (as defined under Rule 405 of the Securities Act (the "SIGNIFICANT SUBSIDIARIES")), has been duly organized, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to carry on its business as it is


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                                                                               8


     currently being conducted and in all material respects as described in the Prospectus and to own, lease and operate its properties, and, except as set forth in or contemplated by the Prospectus) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to so register or qualify would not, reasonably be expected, singly or in the aggregate, to result in a material adverse effect on the properties, business, results of operations, conditions (financial or otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole, determined solely as of the date of this Agreement, the Commencement Date or the Remarketing Settlement Date, as applicable (a "MATERIAL ADVERSE EFFECT").

          (h) As of the date of this Agreement, the entities listed on Schedule 2 of the Underwriting Agreement are the only subsidiaries, direct or indirect, of the Company, and the Company owns, directly or indirectly through other subsidiaries, the percentage indicated on such Schedule 2 of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. There are no outstanding subscriptions, preemptive or other rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such subsidiaries.

          (i) Except as set forth in or contemplated by the Prospectus, neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or bylaws, (ii) is in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject or (iii) is in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Company, any of its subsidiaries or their assets or properties, except in the case of clauses (ii) and (iii) for any such violation or default which does not or would not reasonably be expected to have a Material Adverse Effect.

          (j) Except as set forth in or contemplated by the Prospectus, if any catastrophic coverage arrangements are described in the Prospectus, such arrangements are in full force and effect as of the date hereof and all other retrocessional treaties and arrangements to which the Company or any of its Significant Subsidiaries is a party and which have not terminated or expired by their terms are in full force and effect, and none of the Company or any of its Significant Subsidiaries is in violation of or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent that any such violation or default would not reasonably be expected to have a Material Adverse Effect; neither the Company nor any of its Significant Subsidiaries has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty, contract or agreement that would reasonably be expected to have a Material Adverse Effect and, to the best knowledge of the Company, the Company has no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement in any respect that would reasonably be expected to have a Material Adverse Effect.

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                                                                               9


          (k) The execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as the case may be, the issuance of the Unit Securities by the Company and the Trust, as applicable, the Remarketing of the Remarketing Securities by Company and the Trust, as applicable, and the consummation by the Company and the Trust, as applicable, of the transactions contemplated hereby and thereby did not and will not violate or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to,
     (i) the charter or bylaws of the Company or any of its subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to the Company, any of its subsidiaries or any of their assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any of its subsidiaries or their assets or properties, other than in the case of clauses (ii) through (iv), any violation, breach, default, consent, imposition or acceleration that would not reasonably be expected to have a Material Adverse Effect and, except for such consents or waivers as may have been obtained by the Company or such consents or filings as may be required under the state or foreign securities or Blue Sky laws and regulations or as may be required by the National Association of Securities Dealers, Inc. (the "NASD"). Except as contemplated hereby, including the possible filing of one or more registration statements referred to in the proviso of Section 2(a) with the Commission and the declaration of such registration statement effective by the Commission, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency was or is required, as applicable, for the execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as applicable, the issuance of the Unit Securities by the Company and the Trust, as applicable, the Remarketing of the Remarketing Securities by the Company and the Trust, and the consummation by the Company and the Trust, as applicable, of the transactions contemplated hereby and thereby, except such as (i) would not reasonably be expected to have a Material Adverse Effect, (ii) would not prohibit or adversely affect the Remarketing of the Remarketing Securities and (iii) have been obtained and made under the Securities Act, state or foreign securities or Blue Sky laws and regulations or such as may be required by the NASD. Except as contemplated hereby, no consents or waivers from any other person were or are required, as applicable, for the execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as applicable, the issuance of the Unit Securities by the Company and the Trust, as applicable, the Remarketing of the Remarketing Securities and the consummation by the Company of the transactions contemplated hereby and thereby, as applicable, other than such consents and waivers as (i) would not reasonably be expected to have a Material Adverse Effect, (ii) would not prohibit or adversely affect the Remarketing of the Remarketing Securities and (iii) have been obtained.

          (l) Except as set forth in or contemplated by the Prospectus, there is
     (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject issued that, in the case of clauses (i), (ii) and
     (iii) above, (x) would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (y) would interfere with or adversely affect the issuance of any of the Securities or (z) in any manner draw into question the validity of any of the Transaction Agreements or the Remarketing of the Remarketing Securities.

          (m) As of the date of this Agreement, none of the employees of the Company and its subsidiaries is represented by a union and, to the best knowledge of the Company and its subsidiaries, no union organizing activities are taking place. Except as set forth in or contemplated by the Prospectus, neither the Company nor any of its subsidiaries has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws, nor any provision of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder (collectively, "ERISA"), or analogous foreign laws and regulations, which would reasonably be expected to result in a Material Adverse Effect.

          (n) Except as set forth in or contemplated by the Prospectus, each of the Company and its subsidiaries has (i) good and, in the case of real property, merchantable title to all of the properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Prospectus, or as would not reasonably be expected to have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which it is party as lessee, (iii) all material licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business) and all courts and other governmental tribunals (each, an "AUTHORIZATION") necessary to engage in the business currently conducted by it in the manner described in the Prospectus, except where failure to hold such Authorizations would not reasonably be expected to have a Material Adverse Effect, (iv) have fulfilled and performed all obligations necessary to maintain each authorization and (v) no knowledge of any threatened action, suit or proceeding or investigation that would reasonably be expected to result in the revocation, termination or suspension of any Authorization, the revocation, termination or suspension of which would reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect or except as set forth in or contemplated by the Prospectus, all such Authorizations are valid and in full force and effect and the Company and its subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. Except as set forth in or contemplated by the Prospectus, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary of the Company to its parent, other than any such orders or decrees the issuance of which could not reasonably be expected to have a Material Adverse Effect. Except as would not have a Material Adverse Effect or except as set forth in or contemplated by the Prospectus, all leases to which the Company or any of its subsidiaries is a party are valid and binding and no default by the Company or any of its subsidiaries has occurred and is continuing thereunder, and, to the Company's knowledge, no material defaults by the landlord are existing under any such lease.

          (o) All tax returns required to be filed by the Company or any of its subsidiaries, in all jurisdictions, have been so filed. Except as set forth in or contemplated by the Prospectus, all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. Except as set forth in or contemplated by the Prospectus, the Company does not know of any material proposed additional tax assessments against it or any of its subsidiaries.

          (p) Neither the Company nor any of its subsidiaries is an "investment company" as defined, and subject to regulation, under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the "INVESTMENT COMPANY ACT"), or analogous foreign laws and regulations.

          (q) The authorized, issued and outstanding capital stock of the Company has been validly authorized and issued, is fully paid and nonassessable and was not issued in violation of or subject to any preemptive or similar rights; and such authorized capital stock conforms in all material respects to the description thereof set forth in the Prospectus. The Company had at September 30, 2001, an authorized and outstanding capitalization as set forth in the Prospectus and, except with respect to the Warrants or otherwise as expressly set forth in the Prospectus, there are no outstanding preemptive or other rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Except as set forth in or contemplated by the Prospectus, there has been no change in the authorized or outstanding capitalization of the Company since the date indicated in the Prospectus, except with respect to (i) changes occurring in the ordinary course of business and (ii) changes in outstanding Common Stock and options or rights to acquire Common Stock resulting from transactions relating to the Company's employee benefit, dividend reinvestment or stock purchase plans.

          (r) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

          (s) Except as set forth in or contemplated by the Prospectus, the Company and each of its subsidiaries maintains insurance covering their properties, personnel and business. Except as set forth in or contemplated by the Prospectus, such insurance insures against such losses and risks as are adequate in accordance with the Company's perception of customary industry practice to protect the Company and its subsidiaries and their businesses. Except as set forth in or contemplated by the Prospectus, neither the Company nor any of its subsidiaries have received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. Except as set forth in or contemplated by the Prospectus, all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Commencement Date and the Remarketing Settlement Date.

          (t) Neither the Company nor any agent thereof acting on the behalf of the Company has taken, and none of them will take, any action that might cause the execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as applicable, the issuance of the Unit Securities by the Company and the Trust, as applicable, the Remarketing of the Remarketing Securities by the Company and the Trust, as applicable, and the consummation by the Company and the Trust, as applicable, of the transactions contemplated hereby and thereby to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (u) Deloitte & Touche LLP ("DELOITTE & TOUCHE") and KPMG Peat Marwick LLP ("KPMG") (or any successor independent accountant) who have certified the financial statements and supporting schedules included or incorporated by reference in the Prospectus are independent accountants as required by the Securities Act. The consolidated historical statements together with the related schedules and notes fairly present, in all material respects, the consolidated financial condition and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods, except as stated therein. Other financial and statistical information and data included or incorporated by reference in the Prospectus, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements, except as may otherwise be indicated therein, and the books and records of the Company and its subsidiaries.

          (v) The latest statutory annual statements of each of the Company's U.S. subsidiaries which is regulated as an insurance company (collectively, the "INSURANCE SUBSIDIARIES") and the statutory balance sheets and income statements included in such statutory annual statements together with related schedules and notes, have been prepared, in all material respects, in conformity with statutory accounting principles or practices required or permitted by the appropriate Insurance Department of the jurisdiction of domicile of each such subsidiary, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly, in all material respects, the statutory financial position of the Insurance Subsidiaries as of the dates thereof, and the statutory basis results of operations of the Subsidiaries for the periods covered thereby.

          (w) Except as set forth in or contemplated by the Prospectus, the Company and the Insurance Subsidiaries have made no material changes in their insurance reserving practices since December 31, 2000, except where such change in such insurance reserving practices would not reasonably be expected to have a Material Adverse Effect.

          (x) Except as set forth in or contemplated by the Prospectus, the Company is not aware of any threatened or pending downgrading of RGA Reinsurance Company's then most recent rating or any other Significant Subsidiaries' most recent claims-paying ability rating from A.M. Best Company, Inc. or the then most recent financial strength rating from Standard & Poor's Rating Services, Inc. and Moody's Investor Services, respectively.

          (y) Except as described in the Prospectus, with respect to Metropolitan Life Insurance Company and General American Life Insurance Company (collectively, "METLIFE"), there are no contracts, agreements or understandings between the Company, any of the subsidiaries of the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person and MetLife have executed agreements waiving their rights to require registration of any securities of the Company held by MetLife as a result of the transaction, contemplated hereby.

          (z) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware, 12 Del. C. ss. 3801 et seq. (the "DELAWARE BUSINESS TRUST ACT"), with the power and authority (trust and other) to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by the Prospectus.

          (aa) Each of the Administrative Trustees is either an officer or employee of the Company or one of its subsidiaries and has been duly authorized by the Company or such subsidiary to serve in such capacity and to execute and deliver the Trust Agreement.

          (bb) The Trust is not a party to or bound by any agreement or instrument other than the Transaction Agreements to which it is a party and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by the Transaction Agreements to which it is a party and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

          (cc) Each of the Company and the Trust had or has, as applicable, all requisite corporate and trust power and authority, as applicable, to execute, issue and deliver the Transaction Agreements, to issue the Unit Securities and to cause the Remarketing of the Remarketing Securities and to perform its respective obligations thereunder; each Transaction Agreement to which the Company and the Trust is a party has been duly authorized by the Company or the Trust, as applicable, and each Transaction Agreement, when duly executed and delivered by the Company and the Trust, as applicable, and assuming due authorization, execution and delivery thereof by the other parties thereto, constitutes a valid and binding agreement of the Company and the Trust, as applicable, enforceable against the Company and the Trust, as applicable, in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer or similar laws now or hereinafter in effect relating to or affecting creditors' rights generally and by general principles of equity, including, without limitation, concepts of reasonableness, materiality, good faith and fair dealing, (ii) that the remedies of specific performance and injunctive and other forms of equitable relief are subject to general equitable principles, whether such enforcement is sought at law or in equity, (iii) that such enforcement may be subject to the discretion of the court before which any proceedings therefore may be brought and (iv) with respect to the rights of indemnification and contribution under this Agreement and the Remarketing Agreement, which enforcement thereof may be limited by federal or state securities laws or the policies underlying such laws (such exceptions, collectively, the "STANDARD QUALIFICATIONS"). Each of the Transaction Agreements conforms in all material respects to the description thereof contained in the Prospectus. The Indenture, the Trust Agreement and the Guarantee Agreement shall have been qualified under the Trust Indenture Act; and the Indenture, the Trust Agreement and the Guarantee Agreement conform in all material respects to the requirements of the Trust Indenture Act.

          (dd) Each of the Company and the Trust has all requisite corporate and trust power and authority, as applicable, to cause the Remarketing to occur and to perform its obligations thereunder.

          (ee) The Preferred Securities have been duly authorized, executed and delivered by the Trust for issuance and sale pursuant to the Underwriting Agreement, the Unit Documents and the Trust Agreement and, assuming the Preferred Securities have been duly issued, authenticated and delivered pursuant to the provisions of this Agreement, the Unit Documents and the Trust Agreement against payment of the consideration thereof in accordance with this Agreement, the Preferred Securities are duly and validly issued, fully paid and nonassessable interests in the Trust.

          (ff) The Warrants have been duly authorized for issuance and sale by the Company pursuant to the Underwriting Agreement, the Unit Agreement, and the Warrant Agreement and, assuming the Warrants have been duly issued, countersigned and delivered pursuant to the provisions of this Agreement, the Unit Agreement and the Warrant Agreement against payment of the consideration therefor in accordance with this Agreement and the Warrant Agreement, the Warrants are valid and binding obligations of the Company, enforceable against the Company and entitled to the benefits of the Warrant Agreement, except for the Standard Qualifications.

          (gg) The Debentures have been duly authorized for issuance and sale by the Company pursuant to the Underwriting Agreement and the Indenture and, assuming the Debentures have been duly issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, against payment of the consideration therefor in accordance with this Agreement, the Debentures are valid and binding obligations of the Company, enforceable against the Company and entitled to the benefits of the Indenture, except for the Standard Qualifications.

          (hh) The Warrant Shares have been duly authorized and reserved for issuance by the Company upon exercise of the Warrants, and the Warrant Shares, assuming the Warrant Shares have been duly issued and delivered upon such exercise in accordance with the terms of the Warrant Agreement and, assuming payment for such Warrant Shares in the manner contemplated by the Unit Agreement and Warrant Agreement, are validly issued, free of preemptive rights, fully paid and nonassessable.

          (ii) Neither the Company, nor to its knowledge, any of its Affiliates (as defined in Regulation C of the Securities Act, an "AFFILIATE"), has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities to facilitate the sale or resale of such securities.

          (jj) Except as set forth in or contemplated by the Prospectus, no event has occurred nor has any circumstance arisen which, had the Securities been issued on the date hereof, would constitute a default or an event of default under the Indenture, the Trust Agreement or the Guarantee Agreement.

          (kk) Each certificate signed by any officer of the Company and delivered to the Remarketing Agent or counsel for the Remarketing Agent shall be deemed to be a representation and warranty by the Company to the Remarketing Agent as to the matters covered thereby.

          (ll) Each of the Administrative Trustees is either an officer or employee of the Company or one of its subsidiaries and has been duly authorized by the Company or such subsidiary to serve in such capacity and to execute and deliver the Trust Agreement.

          (mm) As of Remarketing Settlement Date, no event has occurred nor has any circumstance arisen which, had the Debentures been issued on such date, would constitute a default or an Event of Default (as such term is defined in the Indenture).

     Section 3. [Reserved.]

     Section 4. Fees and Expenses. (a) For the performance of its services as Remarketing Agent hereunder, the Company shall pay to the Remarketing Agent on the Remarketing Settlement Date, by wire transfer to an account designated by the Remarketing Agent, an amount equal to ______ on the day next preceding the Remarketing Date successfully remarketed by the Remarketing Agent.

          (b) The Company agrees to pay:

               (i) the costs incident to the preparation and printing of the Prospectus and any amendments or supplements thereto;

               (ii) the costs of distributing the Prospectus and any amendments or supplements thereto;

               (iii) the fees and expenses of qualifying the Remarketing Securities under the securities laws of the several jurisdictions as provided in Section 5(d) and of preparing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Remarketing Agent);

               (iv) all other costs and expenses incident to the performance of the obligations of the Issuers hereunder; and

               (v) [the reasonable fees and expenses of one counsel to the Remarketing Agent in connection with their duties hereunder.]

     The Trust shall not be liable for any fees and expenses in this Section.

     Section 5. Further Agreements of the Company. The Company agrees to use its reasonable best efforts:

          (a) To furnish promptly to the Remarketing Agent and to counsel to the Remarketing Agent, copies of the Prospectus (and all amendments and supplements thereto) in each case as soon as available and in such quantities as the Remarketing Agent reasonably requests for internal use and for distribution to prospective purchasers. The Company will pay the expenses of printing and distributing to the Remarketing Agent all such documents.

          (b) To deliver promptly to the Remarketing Agent in New York City such number of the following documents as the Remarketing Agent shall request:

               (i) the Prospectus and any amended or supplemented Prospectus;
          and

               (ii) any document incorporated by reference in the Prospectus (excluding exhibits thereto);

     and, if the delivery of a prospectus is required at any time in connection with the Remarketing and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agent and, upon its request, to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in securities as many copies as the Remarketing Agent may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

          (c) Promptly from time to time to take such action as the Remarketing Agent may reasonably request to qualify any of the Remarketing Securities for offering and sale under the securities laws of such jurisdictions within the United States as the Remarketing Agent may request (and such other jurisdictions as to which the Company and the Remarketing Agent mutually agree) and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Preferred Securities; provided that in connection therewith, neither the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

     Section 6. Conditions to the Remarketing Agent's Obligations. The obligations of the Remarketing Agent hereunder are subject to the accuracy, on and as of the date when made, of the representations and warranties of the Issuers contained herein, to the performance by the Issuers of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Remarketing Agent shall not have discovered and disclosed to the Company prior to on or prior to the Remarketing Settlement Date that, in the opinion of Simpson Thacher & Bartlett, counsel to the Remarketing Agent, the Registration Statement or any amendment thereto, contained, as of the Commencement Date, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto, contains and will contain, as of the date hereof and the Remarketing Settlement Date, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Registration Statement, the Preliminary Prospectus, the Prospectus, the Transaction Agreements, the Unit Securities, the Remarketing of the Remarketing Securities and all other legal matters relating to the Remarketing of the Remarketing Securities and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel to the Remarketing Agent.

          (c) Bryan Cave LLP or other, special counsel to the Company, shall have furnished to the Remarketing Agent its written opinion, addressed to the Remarketing Agent and dated such Remarketing Settlement Date to the Remarketing Agent, in form and substance reasonably satisfactory to the Remarketing Agent, substantially to the effect that:

               (ii) The Registration Statement was declared effective under the Securities Act, and each of the Indenture, the Trust Agreement and the Guarantee Agreement was qualified under the Trust Indenture Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Securities Act specified in such opinion on the date specified therein; and no stop order suspending the effectiveness of the Registration Statements has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

               (iii) The Registration Statement and the Prospectus (excluding any documents incorporated by reference therein) and any further amendments or supplements thereto made by the Company prior to the Remarketing Settlement

          Date (other than the financial statements and notes thereto and related schedules and other financial, statistical and accounting data contained therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Securities Act, and the Indenture, the Trust Agreement and the Guarantee Agreement conform in all material respects to the requirements of the Trust Indenture Act.

               (iv) The Company has duly authorized, executed and delivered this Agreement.

               (v) The Unit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding obligation of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms.

               (vi) The Warrant Agreement has been duly authorized by the Company and, assuming due authorization, execution and delivery by the Remarketing Agent and the Warrant Agent, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

               (vii) The Guarantee Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Guarantee Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

               (viii) Each of the Original Indenture and the Supplemental Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Indenture Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

               (ix) The Remarketing Agreement has been duly authorized by the Company and, assuming due authorization, execution and delivery by the Remarketing Agent, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

               (x) The Units have been duly authorized, executed and issued by the Company and, assuming due authentication of the Units by the Trust and the Unit Agent and upon payment for and delivery of the Units in accordance with this Agreement and the other Unit Agreements, the Units will be valid and binding obligations of the Company and the Trust, enforceable against the Company and the Trust and entitled to the benefits of the Unit Agreement in accordance with their terms.

               (xi) The Warrants have been duly authorized, executed and issued by the Company and, assuming the Warrants are duly countersigned by the Warrant Agent, and upon payment for and delivery of the Warrants in accordance with this Agreement, the Unit Agreement and the Warrant Agreement, the Warrants are valid and binding obligations of the Company, enforceable against the Company and entitled to the benefits of the Unit Agreement and the Warrant Agreement in accordance with their terms.

               (xii) The Debentures have been duly authorized, executed and issued by the Company and, assuming due authentication of the Debentures by the Indenture Trustee, and upon payment for and delivery of the Debentures in accordance with the Trust Agreement and the Indenture, the Debentures are valid and binding obligations of the Company, enforceable against the Company and entitled to the benefits of the Indenture in accordance with their terms.

               (xiii) The Warrant Shares have been duly reserved for issuance by the Company, provided that such opinion may be based solely on the number of Warrant Shares issuable as of such Remarketing Settlement Date, without regard to the anti-dilution provisions of the Warrants, and, assuming any additional Warrant Shares which are issuable based on such anti-dilution provisions have been duly reserved for issuance by the Company, Warrant Shares, assuming the Warrant Shares have issued in accordance with the Warrant Agreement, are validly issued, fully paid and nonassessable, and the issuance of the Warrant Shares is not subject to any preemptive or similar rights.

               (xiv) The statements contained in the Prospectus under the captions "Description of the Units", "Description of the Warrants", "Description of the Preferred Securities", "Description of the Debentures", "Description of the Guarantee", "Relationship Among the Preferred Securities, The Debentures and The Guarantee" including in each case any statements referred to in the applicable section of the base prospectus included in the Prospectus, and "Description of the Capital Stock of RGA" (or comparable captions relating to the Remarketing Securities), insofar as such statements purport to summarize certain provisions of the Transaction Agreements and the Securities, as the case may be, constitute accurate summaries of the provisions described therein in all material respects and the Securities conform in all material respects to the summaries thereof in such sections.

               (xv) (a) Such opinion shall include a statement to the effect that such counsel confirms the opinions set forth in the Prospectus under the caption "Material United States Federal Tax Consequences," if applicable, and (b) the statements set forth in the Prospectus under the caption "Material United States Federal Tax Consequences," if applicable, insofar as they purport to constitute summaries of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

               (xvi) The execution and delivery by the Company and the Trust of the Transaction Agreements, as applicable, the issuance and sale of the Unit Securities by the Company and the Trust, as applicable, the compliance by the Company and the Trust with all of the provisions of the Transaction Agreements and the Remarketing of the Remarketed Securities by the Company and the Trust (other than compliance by the Company and the Trust with securities, corporation and trust laws, as applicable, in connection with any redemption of or exchange for the Warrants, as to which such counsel need not express any opinion), did or will not as applicable, conflict with or result in a breach or violation of any U.S. federal or Missouri statute, rule or regulation reasonably recognized by such counsel as applicable to transactions of this kind, or, to such counsel's knowledge, any order of any U.S. federal or Missouri court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

               (xvii) No consent, approval, authorization, order, license, registration or qualification of or with any U.S. federal or Missouri or governmental agency or body was or is required, as applicable, for the issuance and sale of the Unit Securities by the Company and the Trust, as applicable, the compliance by the Company and the Trust with all of the provisions of the Transaction Agreements and the Remarketing of the Remarketed Securities by the Company and the Trust (other than compliance by the Company and the Trust with securities, corporation and trust laws, as applicable, in connection with any redemption of or exchange for the Warrants, as to which such counsel need not express any opinion) except such consents, approvals, authorizations, orders, licenses, registrations or qualifications which have been obtained or made or as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Remarketing Agent.

     The opinions described in paragraph numbers (iv) through (xi) above may be subject to the effect of applicable bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws, and other similar laws relating to or affecting the rights and remedies of creditors generally. The opinions may also be subject to the effect of general principles of equity, whether applied by a court of law or equity, including, but not limited to, principles (i) governing the availability of specific performance, injunctive relief or other equitable remedies, (ii) affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement, (iii) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement,
(iv) requiring reasonableness in the performance and enforcement of an agreement by the party seeking its enforcement, (v) requiring consideration of the materiality of a breach or the consequences of the breach to the party seeking its enforcement, (vi) requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement and (vii) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract. Such opinions may also be subject to the effect of generally applicable rules of law that (i) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange, and (ii) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs. Such opinions may also be subject to the qualification that the enforceability of any indemnification or contribution provisions set forth in any documents or agreements referred to herein may be limited by federal or state securities laws or by public policy.

     In addition, the opinions of such counsel described in this paragraph shall be rendered to the Remarketing Agent at the request of the Company and shall so state therein. Such opinions may recite that no opinion is expressed with respect to, and that such counsel is not passing upon, and does not assume responsibility for (i) any matters concerning The Depository Trust Company or its policies, practices or procedures or (ii) any matters relating to insurance laws, statutes, rules, regulations or policies. In addition, such opinions may contain customary recitals, conditions and qualifications.

     In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company and the Trust, representatives of Deloitte & Touche, the Remarketing Agent and their counsel in connection with the preparation of the Registration Statement and the Prospectus at which conferences the contents of the Registration Statement and the Prospectus were discussed, reviewed and revised. Although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of such statements and has not made any independent investigation thereof (except as indicated above), on the basis of the information which was developed in the course thereof, considered in light of such counsel's understanding of applicable law and experience such counsel has gained through its practice thereunder, such counsel will advise the Remarketing Agent that such counsel has no reason to believe that (i) the Registration Statement, on the Effective Date, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus as such Prospectus may have been amended or supplemented, if applicable), at the time such Prospectus was circulated and on the Remarketing Settlement Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any view as to the financial statements, notes and schedules or any other financial, statistical or accounting data included or incorporated by reference in or omitted from the Registration Statement and the Prospectus.

          (a) James E. Sherman, Esq., Senior Vice President, General Counsel and Secretary of the Company, or other counsel to the Company shall have furnished to the Remarketing Agent his written opinion, addressed to the Remarketing Agent and dated such Remarketing Settlement Date, in form and substance reasonably satisfactory to the Remarketing Agent, substantially to the effect that:

               (i) The Company and each of its Significant Subsidiaries which are incorporated in the United States has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business in all material respects as it is currently being conducted and as described in the Prospectus, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction described in Schedule 6 in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect).

               (ii) As of the date of the representation and warranty, the entities listed on a schedule to be attached to such opinion are the only subsidiaries, direct or indirect, of the Company. Except as otherwise set forth in the Prospectus, the Company owns, directly or indirectly through other subsidiaries, the percentage indicated on
          Schedule 2 of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries, free and clear of any security interest and, to the knowledge of such counsel, any claim, lien, limitation on voting rights or encumbrance; and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. There are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such subsidiaries owned by the Company.

               (iii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Agreements, to issue and sell the Unit Securities, to cause the Remarketing of the Remarketing Securities and to consummate the transactions contemplated hereby or thereby.

               (iv) The Company has the authorized capitalization as set forth in the Prospectus.

               (v) Except as set forth in or contemplated by the Prospectus, to the knowledge of such counsel, neither the Company nor any of its Significant Subsidiaries which are incorporated in the United States is (i) in violation of its respective charter or bylaws, (ii) is in default in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or in any other instrument, indenture, mortgage, deed of trust, retrocessional treaty or arrangement, or other material agreement to which it is a party or by which it is bound or to which any of its properties is subject or (iii) is in violation of any U.S. federal or Missouri law, statute, rule, regulation, judgment or court decree applicable to the Company or its Significant Subsidiaries which are incorporated in the United States, except in the case of clauses
          (ii) and (iii) for any such violation or default which would not reasonably be expected to have a Material Adverse Effect.

               (vi) The execution and delivery by the Company and the Trust of the Transaction Agreements, as the case may be, the issuance and sale of the Unit Securities, the compliance by the Company and the Trust with all the provisions of the Transaction Agreements and the Remarketing of the Remarketed Securities did and will not, as applicable, violate or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its Significant Subsidiaries which are incorporated in the United States, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of the Company or any of its Significant Subsidiaries which are incorporated in the United States, including the Trust Agreement and the Certificate of Trust of the Trust, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which the Company or any of its Significant Subsidiaries which are incorporated in the United States is a party or by which any of them or their property is or may be bound, (iii) any U.S. federal or Missouri statute, rule or regulation reasonably recognized by such counsel as applicable to transactions of this kind (other than compliance by the Company and the Trust with securities, corporation and trust laws, as applicable, in connection with any redemption of or exchange for the Warrants, as to which such counsel need not express any opinion), or (iv) any judgment, order or decree known to such counsel of any U.S. federal or Missouri court or governmental agency or authority having jurisdiction over the Company, any of its Significant Subsidiaries which are incorporated in the United States or their assets or properties except for any such violations, breaches or defaults which would not reasonably be expected to have a Material Adverse Effect and except for such consents as may have been obtained by the Company or such consents or filings as may be required or such as may be required under state or foreign securities or Blue Sky laws and regulations or such as may be required by the NASD. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any governmental agency, body, administrative agency or, to the knowledge of such counsel, any court, is required for the execution and delivery by the Company and the Trust of the Transaction Agreements, as the case may be, the issuance and sale of the Unit Securities by the Company and the Trust, the compliance by the Company and the Trust with all of the provisions of the Transaction Agreements and the Remarketing of the Remarketed Securities (other than compliance by the Company and the Trust with securities, corporation and trust laws, as applicable, in connection with any redemption of or exchange for the Warrants, as to which such counsel need not express any opinion), except such as (i) would not reasonably be expected to have a Material Adverse Effect, (ii) would not prohibit or adversely affect the Remarketing of the Remarketing Securities, if at all, or (iii) may be required under state or foreign securities or Blue Sky laws and regulations or such as may be required by the NASD. No consents or waivers from any other person are required for the execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as the case may be, the issuance and sale of the Unit Securities and the compliance by the Company and the Trust with all of the provisions of the Transaction Agreements (other than compliance by the Company and the Trust with securities, corporation and trust laws, as applicable, in connection with any redemption of or exchange for the Warrants, as to which such counsel need not express any opinion), other than such consents and waivers as (i) would not reasonably be expected to have a Material Adverse Effect, (ii) would not prohibit or adversely affect the Remarketing of the Remarketing Securities, if at all, or (iii) have been obtained.

               (vii) Except as set forth in or contemplated by the Prospectus, to the best knowledge of such counsel, the Company and each of its Significant Subsidiaries which are incorporated in the United States has (i) all Authorizations necessary to engage in the business currently conducted by it in the manner described in the Prospectus, except where failure to hold such Authorizations would not have a Material Adverse Effect and (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except as set forth in or contemplated by the Prospectus, to the best knowledge of such counsel and except as would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and the Company and its Significant Subsidiaries which are incorporated in the United States are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. Except as described in the Prospectus, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Significant Subsidiary which is incorporated in the United States of the Company to its parent, other than any such orders or decrees the issuance of which could not reasonably be expected to have a Material Adverse Effect.

               (viii) Neither the Company nor any of its subsidiaries (including the Trust) is, or after the application of the net proceeds from the sale of the Remarketing Securities will be, an "investment company" as defined, and subject to regulation under, the Investment Company Act.

               (ix) The Incorporated Documents or any further amendment or supplement thereto made by the Company prior to the Remarketing Settlement Date (other than the financial statements, notes and schedules or any other financial, statistical or accounting data included or incorporated by reference in or omitted from the Incorporated Documents, as to which such counsel need express no opinion), when they were filed with the Commission and as of such Remarketing Settlement Date, complied and comply, as the case may be, as to form in all material respects with the requirements of the Exchange Act.

               (x) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act which have not been described or filed as exhibits to the Registration Statement.

     In addition, such counsel shall state that he has, or members of his staff have, participated in conferences with other officers and other representatives of the Company and the Trust, representatives of Deloitte & Touche, the Remarketing Agent and its counsel in connection with the preparation of the Registration Statements and the Prospectus at which conferences the contents of the Registration Statements and the Prospectus were discussed, reviewed and revised. Although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of such statements and has not made any independent investigation thereof (except as indicated above), on the basis of the information which was developed in the course thereof, such counsel will advise the Remarketing Agent that such counsel has no reason to believe that (i) the Registration Statement, on the Effective Date, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus as such Prospectus may have been amended or supplemented, if applicable), at the time such Prospectus was circulated and on the Remarketing Settlement Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any view as to the financial statements, notes and schedules or any other financial, statistical or accounting data included or incorporated by reference in or omitted from the Registration Statement and the Prospectus.

     The opinions of such counsel described in this paragraph shall be rendered to the Remarketing Agent at the request of the Company and shall so state therein. Such opinions may contain customary recitals, conditions and qualifications.

          (b) If any of the Company's Canadian subsidiaries is a Significant Subsidiary, Shibley Righton LLP or other counsel shall have furnished to the Remarketing Agent its written opinion, as special Canadian counsel to the Company, addressed to the Remarketing Agent and dated such Remarketing Settlement Date, in form and substance reasonably satisfactory to the Remarketing Agent, substantially to the effect that:

               (i) Each of the Company's Canadian subsidiaries that is a Significant Subsidiary has been duly incorporated and is validly existing under the laws of its respective jurisdiction of incorporation or continuance, as the case may be, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and as described in the Prospectus and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect).

               (ii) The execution, delivery and performance by the Company and the Trust of the Transaction Agreement, as the case may be, the issuance of the Unit Securities by the Company and the Trust, as applicable, the Remarketing of the Remarketing Securities by the Company and the Trust, as applicable, and the consummation of the transactions contemplated hereby and thereby did not and will not, as applicable, violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company's Canadian subsidiaries that is a Significant Subsidiary, or an acceleration of indebtedness pursuant to, (i) the constating documents of any of the Company's Canadian subsidiaries that is a Significant Subsidiary, (ii) any material bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which any of the Company's Canadian subsidiaries that is a Significant Subsidiary is a party or by which any of them or their property is or may be bound, (iii) any material statute, rule or regulation known to such counsel to be applicable to any of the Company's Canadian subsidiaries that is a Significant Subsidiary or any of their assets or properties, or (iv) any material judgment, order or decree known to such counsel of any Canadian court or governmental agency or authority having jurisdiction over any of the Company's Canadian subsidiaries that is a Significant Subsidiary or their assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any Canadian court or governmental agency, body or administrative agency is required for the execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as the case may be, the issuance of the Unit Securities by the Company and the Trust, as applicable, the Remarketing of the Remarketing Securities and the consummation of the transactions contemplated hereby and thereby.

               (iii) To the best knowledge of such counsel, no action has been taken and no Canadian statute, rule or regulation or order has been enacted, adopted or issued by any Canadian governmental agency that prevents the issuance of the Remarketing Securities; no injunction, restraining order or order of any nature by a Canadian court of competent jurisdiction has been issued that prevents the issuance of the Securities and to the best knowledge of such Counsel, no action, suit or proceeding is pending against or affecting or threatened against, any of the Company's Canadian subsidiaries that is a Significant Subsidiary before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the Remarketing of the Remarketing Subsidiaries by the Company and the Trust, as applicable, or in any manner draw into question the validity of the Transaction Agreements or the Remarketing.

               (iv) Except as set forth in or contemplated by the Prospectus, to the best knowledge of such counsel, each of the Company's Canadian subsidiaries that is a Significant Subsidiary has (i) all Authorizations necessary to engage in the business currently conducted by it in the manner described in the Prospectus, except where failure to hold such Authorizations would not have a Material Adverse Effect and (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except as set forth in or contemplated by the Prospectus, to the best of such counsel's knowledge, all such Authorizations are valid and in full force and effect and each of the Company's Canadian subsidiaries that is a Significant Subsidiary is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. Except as set forth in or contemplated by the Prospectus, to the best of such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary of the Company to its parent.

          The opinions of such counsel described in this paragraph shall be rendered to the Remarketing Agent at the request of the Company and shall so state therein. Such opinions may contain customary recitals, conditions and qualifications and may state that, as to matters of New Brunswick law it is relying on an opinion of New Brunswick counsel.

          (c) If any of the Company Barbados subsidiaries is a Significant Subsidiary, Chancery Chambers or other counsel shall have furnished to the Remarketing Agent its written opinion, as special Barbados counsel to the Company addressed to the Remarketing Agent and dated such Remarketing Settlement Date, in form and substance reasonably satisfactory to the Remarketing Agent, substantially to the effect that:

               (i) Each of the Company's Barbados subsidiaries that is a Significant Subsidiary has been duly incorporated and is validly existing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and as described in the Prospectus and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect).

               (ii) The execution, delivery and performance by the Company and the Trust of the Transaction Agreement, as the case may be, the issuance of the Unit Securities by the Company and the Trust, as applicable, the Remarketing of the Remarketing Securities by the Company and the Trust, as applicable, and the consummation of the transactions contemplated hereby and thereby did not and will not, as applicable, violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company's Barbados subsidiaries that is a Significant Subsidiary, or an acceleration of indebtedness pursuant to, (i) the constating documents of any of the Company's Barbados subsidiaries that is a Significant Subsidiary, (ii) any material bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which any of the Company's Barbados subsidiaries that is a Significant Subsidiary is a party or by which any of them or their property is or may be bound, (iii) any material statute, rule or regulation known to such counsel to be applicable to any of the Company's Barbados subsidiaries that is a Significant Subsidiary or any of their assets or properties, or (iv) any material judgment, order or decree of any Barbados court or governmental agency or authority having jurisdiction over any of the Company's

          Barbados subsidiaries that is a Significant Subsidiary or their assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any Barbados court or governmental agency, body or administrative agency is required for the execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as the case may be, the issuance of the Unit Securities by the Company and the Trust, as applicable, the Remarketing of the Remarketing Securities, and the consummation of the transactions contemplated hereby and thereby.

               (iii) To the best knowledge of such counsel, no action has been taken and no Barbados statute, rule or regulation or order has been enacted, adopted or issued by any Barbados governmental agency that prevents the issuance of the Remarketing Securities; no injunction, restraining order or order of any nature by a Barbados court of competent jurisdiction has been issued that prevents the issuance of the Securities and to the best knowledge of such Counsel, no action, suit or proceeding is pending against or affecting or threatened against, any of the Company's Barbados subsidiaries that is a Significant Subsidiary before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect Remarketing of the Remarketing Securities by the Company and the Trust, as applicable, or in any manner draw into question the validity of the Transaction Agreements or the Remarketing.

               (iv) Except as set forth in or contemplated by the Prospectus, to the best knowledge of such counsel, each of the Company's Barbados subsidiaries that is a Significant Subsidiary has (i) all Authorizations necessary to engage in the business currently conducted by it in the manner described in the Prospectus, except where failure to hold such Authorizations would not have a Material Adverse Effect and (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except as set forth in or contemplated by the Prospectus, to the best of such counsel's knowledge, all such Authorizations are valid and in full force and effect and each of the Company's Barbados subsidiaries that is a Significant Subsidiary is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. Except as set forth in or contemplated by the Prospectus, to the best of such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary of the Company to its parent.

          The opinions of such counsel described in this paragraph shall be rendered to the Remarketing Agent at the request of the Company and shall so state therein.

          (d) If the Remarketing Securities are the Preferred Securities, Richards Layton & Finger, P.A. shall have furnished to the Remarketing Agent its written opinion, as special Delaware counsel to the Trust, addressed to the Remarketing Agent and dated such

     Remarketing Settlement Date, in form and substance reasonably satisfactory to the Remarketing Agent, substantially to the effect that:

               (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and all filings required under the Delaware Business Trust Act with respect to the creation and valid existence of the Trust as a business trust in the State of Delaware have been made.

               (ii) Under the Trust Agreement and the Delaware Business Trust Act, all necessary trust action has been taken on the part of the Trust to duly authorize the execution and delivery of the Transaction Agreements to which the Trust is a party and the execution and delivery of the Preferred Securities.

               (iii) The Preferred Securities are duly authorized by the Trust Agreement, and when authenticated, issued and delivered by the Trust in accordance with the Trust Agreement, the Trust Preferred Securities will be duly and validly issued and fully paid and nonassessable interests in the Trust.

               (iv) Under the Trust Agreement and the Business Trust Act, the Trust has all necessary trust power and authority to execute and deliver the Transaction Agreements to which it is a party, to execute and deliver the Preferred Securities and to perform its obligations thereunder.

               (v) Under the Trust Agreement and the Business Trust Act, the issuance and sale by the Trust of the Preferred Securities and the execution and delivery by the Trust of this Agreement and the Transaction Agreements to which it is a party, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

               (vi) The holders of Preferred Securities, in their capacity as such, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that such holders may be obligated to make payments as set forth in the Trust Agreement.

               (vii) Under the Business Trust Act and the Trust Agreement, the issuance by the Trust of the Preferred Securities is not subject to any preemptive purchase rights of any person.

               (viii) No consent, approval, license, authorization, order, registration or qualification of or with any Delaware court or Delaware governmental agency or body is required solely in connection with (i) the issuance and sale of the Preferred Securities by the Trust or the Remarketing of the Remarketing Securities as contemplated by the Prospectus or (ii) the execution, delivery and performance by the Trust of the Transaction Agreements to which the Trust is a party, and the consummation of the transactions contemplated hereby and thereby.

               (ix) The issuance and sale by the Trust of the Preferred Securities pursuant to this Agreement and the Trust Agreement, and the execution and delivery by the Trust of this Agreement and each of the Transaction Agreements to which it is a party, and the performance by the Trust of its obligations thereunder, will not violate (i) the Trust Certificate or the Trust Agreement or (ii) any Delaware statute, rule or regulation.

               (x) After due inquiry limited to, and solely to the extent disclosed thereupon, the court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States Federal District Court sitting in the State of Delaware, in these courts there are no pending actions, suits or proceedings against the Company or the Trust.

               (xi) Each of this Agreement and the Unit Agreement has been duly authorized, executed and delivered by the Trust.

               (xii) Each of the Original Trust Agreement and the Trust Agreement, assuming due authorization, execution and delivery by the parties to thereto, constitute obligations of the Trust enforceable against the parties thereto in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (xiii) The Remarketing Securities have been duly authorized, executed and issued by the Trust.

Each of the opinions of Richards Layton and Finger, P.A. referred to in Section 7(d) shall state that, with regard to matters of Delaware law, other counsel referred to in this Section 7 may rely on such matters in the opinion referred to therein.

          (e) [Reserved.]

          (f) Simpson Thacher & Bartlett, shall have furnished to the Remarketing Agent its written opinion, as counsel to the Remarketing Agent, addressed to the Remarketing Agent and dated the Remarketing Settlement Date, in form and substance reasonably satisfactory to the Remarketing Agent.

          (g) By the Remarketing Settlement Date, Deloitte & Touche, or another accounting firm which has certified the financial statements of the Company and is an independent accountant as required by the Securities Act, shall have furnished to the Remarketing Agent its letters, in form and substance reasonably satisfactory to the Remarketing Agent, containing statements and information of the type customarily included in accountants' initial and bring-down "comfort letters" to remarketing agents with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (h) The Company shall have furnished to the Remarketing Agent a certificate, dated such Remarketing Settlement Date, of its President or any Executive or Senior Vice President and its principal financial or accounting officer stating, in the name of and in their capacity as officers of the Company, that:

               (i) The representations, warranties and agreements of the Company and the Trust in Section 1 are true and correct in all material respects as of the Remarketing Settlement Date; the Company and the Trust have complied with in all material respects with all of their agreements contained herein to be performed prior to or on the Remarketing Settlement Date; and the conditions set forth in Sections 6(j) have been fulfilled.

               (ii) (A) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from (I) any governmental or regulatory action, notice, order or decree of a regulatory authority or (II) from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court, in each case, otherwise than as set forth in the Prospectus; (B) since such date there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and (C) the Company has not declared or paid any dividend on its capital stock, except for dividends declared in the ordinary course of business and consistent with past practice, otherwise than as set forth in the Prospectus and, except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole.

               (iii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) the Registration Statement, as of the Effective Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Prospectus, as of the date hereof and as of the Remarketing Settlement Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and
          (C) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

          (i) From the Commencement Date until the Remarketing Settlement Date, neither the Company nor any of its subsidiaries (i) shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the

     Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, prospects, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of Lehman Brothers Inc., so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Unit Securities being delivered on such Remarketing Settlement Date on the terms and in the manner contemplated in the Prospectus.

          (j) From the Commencement Date until the Remarketing Settlement Date,
     (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act and (ii) no such organization shall have publicly announced or privately communicated to the Company that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (k) From the Commencement Date until the Remarketing Settlement Date, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the over-the-counter market, or trading in any securities of the Company on any exchange shall have been suspended, the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred a material adverse change in general domestic or international economic, political or financial conditions, including, without limitation, as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States shall be such, as to make it in the reasonable judgment of Lehman Brothers Inc., impracticable or inadvisable to proceed with the public offering or delivery of the Remarketing Securities being delivered on such Remarketing Settlement Date on the terms and in the manner contemplated in the Prospectus.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel to the Remarketing Agent. No opinion shall state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the

Legal Opinion Accord of the ABA Section of Business Law (1991). All opinions (other than the opinion referred to in (f) above) shall state that they may be relied upon by Simpson Thacher & Bartlett as to matters of law (other than New York and federal law) in rendering the opinion referred to in (f) above.

     Section 7. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless the Remarketing Agent, its officers and employees and each person, if any, who controls the Remarketing Agent within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Remarketing Securities), to which the Remarketing Agent or that officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon:

               (i) any untrue statement or alleged untrue statement of a material fact contained in any (A) Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, or (B) any blue sky application or other document prepared or executed by the Company or the Trust (or based upon any written information furnished by the Company or the Trust) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Remarketing Securities under the securities laws of any state or other jurisdiction (such application, document or information being hereinafter called a "BLUE SKY APPLICATION"),

               (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or

               (iii) any act or failure to act or any alleged act or failure to act by the Remarketing Agent in connection with, or relating in any manner to, the Remarketing, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above, provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failure to act undertaken or omitted to be taken by the Remarketing Agent through its gross negligence or willful misconduct;

and shall reimburse the Remarketing Agent and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Remarketing Agent or that officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information concerning the Remarketing Agent furnished to the Issuers by or on behalf of the Remarketing Agent specifically for inclusion therein; and provided further, that the Company shall not be liable to indemnify the Remarketing Agent or any person who controls the Remarketing Agent on account of any such loss, liability, claim, damage or expense arising out of any such defect or alleged defect in any Preliminary Prospectus or Prospectus if a copy of the Prospectus (exclusive of the Incorporated Documents), as amended or supplemented, shall not have been given or sent by the Remarketing Agent with or prior to the written confirmation of the sale involved to the extent to that (i) the Prospectus, as amended or supplemented, would have cured such defect or alleged defect and (ii) sufficient quantities of the Prospectus, as amended or supplemented, were made available to the Remarketing Agent to allow it to deliver such Prospectus on a timely basis. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Remarketing Agent or to any officer, employee or controlling person of the Remarketing Agent.

     (b) The Remarketing Agent shall indemnify and hold harmless the Company, its officers, employees and directors, the Trust and each Trustee and each person, if any, who controls any of the Issuers within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any such director, officer or employee, the Trust or any such Trustee or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon:

               (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application; or

               (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading;

but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Issuers by or on behalf of the Remarketing Agent specifically for inclusion therein, and shall reimburse the Company and any such director, officer or employee, the Trust or any such Trustee or such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company or any such director, officer or employee, the Trust or any Trustee or any such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Remarketing Agent may otherwise have to the Company or any such director, officer or employee, the Trust or any such Trustee or any such controlling person.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided however, Remarketing Agent shall have the right to employ separate counsel to represent the Remarketing Agent and its respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Remarketing Agent against the Company under this Section 7 if, in the reasonable judgment of counsel to the Remarketing Agent it is advisable for the Remarketing Agent, its officers, employees and controlling persons to be jointly represented by separate counsel, due to the availability of one or more legal defenses to them which are different from or additional to those available to the indemnifying party, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Company; provided further, that the Company shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one local counsel in each relevant jurisdiction) at any time for all such indemnified parties. No indemnifying party shall:

          (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or

          (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, other than to the extent that such indemnification is unavailable or insufficient due to a failure to provide prompt notice in accordance with Section 7(c), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof:

               (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers on the one hand and the Remarketing Agent on the other hand from the Remarketing; or

               (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Remarketing Agent on the other with respect to the statements or omissions or alleged statements or alleged omissions which resulted in such loss, claim, damage or liability (or action in respect thereof) as well as any other relevant equitable considerations.

The relative benefits received by the Issuers on the one hand and the Remarketing Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total liquidation or principal amount of the Remarketing Securities less (1) the fee paid to the Remarketing Agent pursuant to Section 4(a) (before deducting expenses), on the one hand, and the total fees received by the Remarketing Agent pursuant to such Section 4(a), plus the expenses paid by the Issuers pursuant to Section 4 on the other hand, bear to the total liquidation or principal amount of the Remarketing Securities. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or the Remarketing Agent on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Remarketing Agent agree that it would not be just and equitable if the amount of contributions pursuant to this
Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the fees received by it under Section 4 exceed the amount of any damages which the Remarketing Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 8. Resignation and Removal of the Remarketing Agent. The Remarketing Agent may resign and be discharged from its duties and obligations hereunder, and the Company may remove the Remarketing Agent, by giving 60 days' prior written notice, in the case of a resignation, to the Company, DTC, the Unit Agent, the Property Trustee and the Debenture Trustee and, in the case of a removal, the removed Remarketing Agent, DTC, the Unit Agent, the Property Trustee and the Debenture Trustee; provided however, that:

               (i) the Company may not remove the Remarketing Agent unless:

                    (A) the Remarketing Agent becomes involved as a debtor in a bankruptcy, insolvency or similar proceeding;

                    (B) the Remarketing Agent shall not be among the 15
               underwriters with the largest volume underwritten in dollars, on a lead or co-managed basis, of U.S. domestic debt securities during the twelve-month period ended as of the last calendar quarter preceding the Remarketing Settlement Date (such underwriters, "TOP 15 UNDERWRITERS"); or

                    (C) the Remarketing Agent shall be subject to one or more
               legal restrictions preventing the performance of its obligations hereunder; and

               (ii) no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Issuers in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures.

In any such case, the Company will use its commercially reasonable efforts to appoint a successor Remarketing Agent and enter into such a remarketing agreement with such person as soon as reasonably practicable. The provisions of Sections 4 and 7 shall survive the resignation or removal of any Remarketing Agent pursuant to this Agreement.

     Section 9. Dealing in the Remarketing Securities. The Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any of the Remarketing Securities. The Remarketing Agent may to the extent permitted by law exercise any vote or join in any action which any beneficial owner of Remarketing Securities may be entitled to exercise or take pursuant to the Trust Agreement or the Indenture with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may, to the extent permitted by law, also engage in or have an interest in any financial or other transaction with the Issuers as freely as if it did not act in any capacity hereunder.

     Section 10. Remarketing Agent's Performance; Duty of Care. The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement, the Trust Agreement and the Indenture. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement, the Trust Agreement or the Indenture. In the absence of bad faith on the part of the Remarketing Agent, the Remarketing

Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement, the Trust Agreement or the Indenture as to the truth of the statements expressed in any of such documents. The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agent, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketing Securities in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from the gross negligence or willful misconduct on its part. The Remarketing Agent will be entitled to rely conclusively on any determination by the Calculation Agent under the Calculation Agency Agreement, dated as of the date hereof, between the Company and Reinsel & Company LLP, as Calculation Agent, of the Accreted Value or Discount relating to the Preferred Securities and Debentures, as applicable, and will incur no liability to the Company or any holder of Remarketing Securities relating to inaccuracies in calculating such Accreted Value or Discount.

     Section 11. Termination. This Agreement shall terminate as to the Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 8. In addition, the obligations of the Remarketing Agent hereunder may be terminated by it by notice given to the Company prior to 10:00 a.m. (New York City time) on the Remarketing Settlement Date if, prior to that time, any of the events described in Sections 6(i), (j) or (k) shall have occurred.

     If this Agreement is terminated pursuant to any of the provisions hereof, except as otherwise provided herein, the Company shall not be under any liability to the Remarketing Agent and the Remarketing Agent shall not be under any liability to the Company, except that:

          (x) if this Agreement is terminated by the Remarketing Agent because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Remarketing Agent for all of its out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by it; and

          (y) if the Remarketing Agent failed or refused to purchase the Remarketing Securities hereunder, without some reason sufficient hereunder to justify the cancellation or termination of its obligations hereunder, the Remarketing Agent shall not be relieved of liability to the Company for damages occasioned by its default and shall not be entitled to be reimbursed for any expense.

     Section 12. Notices, etc.Notices given pursuant to any provision of this Agreement shall be given in writing and shall be addressed as follows:

          (a) if to the Remarketing Agent, to Lehman Brothers Inc., 101 Hudson Street, Jersey City, New Jersey, 07302, Attention: Equity Syndicate Department (Fax No: 201-524-5980), with a copy to the General Counsel's Office, 101 Hudson Street, Jersey City, New Jersey, 07302;

          with a copy to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, Attention: Michael Nathan, Esq. (Fax No.:
     212-455-2502).; and

          (b) if to the Company or to the Trust, to 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017, Attention: Jack B. Lay, Executive Vice President and Chief Financial Officer (Fax No.: 636-736-7839), with a copy to James E. Sherman, Esq., Senior Vice President, General Counsel and Secretary, at the same address (Fax No.: 636-736-7886); and

          with a copy to Bryan Cave LLP, One Metropolitan Square, 211 North Broadway, Suite 3600, St. Louis, Missouri 63102, Attention: R. Randall Wang, Esq. (Fax No.: 314-259-2020);

or in any case to such other address as the person to be notified may have requested in writing. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     Section 13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Remarketing Agent, the Company, the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Issuers contained in this Agreement shall also be deemed to be for the benefit of the officers, directors and employees of the Remarketing Agent and the person or persons, if any, who control the Remarketing Agent within the meaning of Section 15 of the Securities Act; and (B) any indemnity agreement of the Remarketing Agent contained in this Agreement shall be deemed to be for the benefit of directors, trustees, officers and employees of the Company, and the Trust, and any person controlling the Company or the Trust within the meaning of Section 15 of the Securities Act. Nothing contained in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this
Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     Section 14. Survival. The respective indemnities, representations, warranties and agreements of the Issuers and the Remarketing Agent contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the Remarketing and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

     Section 15. Definition of the term "Business Day". For purposes of this Agreement, "BUSINESS DAY" means any day on which the NYSE is open for trading.

     Section 16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     Section 17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     Section 18. Headings; Interpretation. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement. Any reference herein to an agreement entered into in connection with the issuance of securities contemplated therein as of the date hereof shall mean such agreement as it may be amended, modified or supplemented in accordance with its terms.

     Section 19. Amendment; Intention of Parties.

          (a) This Agreement may be amended by any written instrument (including by an amendment and restatement hereof) at any time after the date hereof by the parties hereto.

          (b) It is the intention of the parties hereto that this Agreement may be amended, if necessary in the future and in form and substance reasonably acceptable to the Issuers and the Remarketing Agent, to take account of any change in circumstances relating to the Issuers and the transactions contemplated by this Agreement.

          [The rest of this page has been left blank intentionally; the signature page follows.]

     If the foregoing correctly sets forth the agreement among the Company, the Trust and the Remarketing Agent, please indicate your acceptance in the space provided for that purpose below.

                                      Very truly yours,

                                      REINSURANCE GROUP OF AMERICA, INCORPORATED



                                      By: _____________________________________
                                          Name:
                                          Title:

                                      RGA CAPITAL TRUST I



                                      By: _____________________________________
                                          Name:
                                          Title:  Administrative Trustee


LEHMAN BROTHERS INC.



By:_________________________________
         Authorized Representative